Exhibit 10.1(j)


                                 THIRD AMENDMENT


                  THIRD AMENDMENT, dated as of March 7, 2000 (this "Amendment"), to the Second Amended and Restated Credit Agreement, dated as of September 15, 1998 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among Hexcel Corporation (the "Company") and the Foreign Borrowers from time to time party thereto (together with the Company, the "Borrowers"), the banks and other financial institutions from time to time parties thereto (the "Lenders"), Citibank, N.A., as Documentation Agent, and Credit Suisse First Boston, as Administrative Agent (the "Administrative Agent").

                              W I T N E S S E T H:

                  WHEREAS, pursuant to the Credit Agreement, the Lenders have agreed to make, and have made, certain loans and other extensions of credit to the Borrowers; and

                  WHEREAS, the Borrowers have requested, and, upon this Amendment becoming effective, the Lenders shall have agreed, that certain provisions of the Credit Agreement be amended in the manner provided for in this Amendment.

                  NOW, THEREFORE, for valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and in consideration of the premises and mutual agreements contained herein, the parties hereto hereby agree as follows:




                            SECTION I. DEFINED TERMS

                  1.1  Defined   Terms.   Unless   otherwise   defined   herein,
capitalized terms which are defined in the Credit Agreement are used herein as defined therein.

                  1.2 Amendment to subsection 1.1. Subsection 1.1 of the Credit Agreement is hereby amended:


                  (a) by deleting therefrom the existing definition of "Leverage Ratio" and by substituting therefor the following:

                  "Leverage Ratio": for any period of four consecutive fiscal quarters, the ratio of (a)(i) Indebtedness of the Company and its Subsidiaries on a consolidated basis as of the last day of such period minus (ii) the lesser of (x) the aggregate amount of cash and Cash Equivalents held by the Company and its Subsidiaries as of such last day and (y) $10,000,000 to (b) EBITDA of the Company and its Subsidiaries for such period.

                  (b) by deleting therefrom the existing definition of "Senior Debt Leverage Ratio" and by substituting therefor the following:

                  "Senior Debt Leverage Ratio": for any period of four consecutive fiscal quarters, the ratio of (a)(i) Senior Debt of the Company and its Subsidiaries on a consolidated basis as of the last day of such period minus (ii) the lesser of (x) the aggregate amount of cash and Cash Equivalents held by the Company and its Subsidiaries as of such last day and (y) $10,000,000 to (b) EBITDA of the Company and its Subsidiaries for such period.

                  (c) by deleting therefrom in its entirety the table of Leverage Ratios and Applicable Margins contained in the definition of the term "Applicable Margin" contained therein and by substituting therefor the following:

    ------------------------------------------------------------------------------------------------------------
                                                       Applicable Margin
                                                        Tranche A Loans
                                                     Revolving Credit Loans
                                                        Swing Line Loans
                                                    European Revolving Loans              Tranche B Loans
                                                                                           Euro-currency
                Leverage Ratio                    Eurocurrency                           Loans      ABR Loans
                                                      Loans         ABR Loans
    ----------------------------------------    ---------------------------------    ---------------------------
     Greater than or equal to 5.0 to 1.0            250 b.p.         150 b.p.          300 b.p.      200 b.p.
     Greater than or equal to 4.5 to 1.0,           225 b.p.         125 b.p.          275 b.p.      175 b.p.
           but less than 5.0 to 1.0
     Greater than or equal to 4.0 to 1.0,           200 b.p.         100 b.p.          250 b.p.      150 b.p.
           but less than 4.5 to 1.0
     Greater than or equal to 3.5 to 1.0,           175 b.p.         75 b.p.           250 b.p.      150 b.p.
           but less than 4.0 to 1.0
     Greater than or equal to 3.0 to 1.0,           125 b.p.         25 b.p.           200 b.p.      100 b.p.
           but less than 3.5 to 1.0
     Greater than or equal to 2.5 to 1.0,           87.5 b.p.         0 b.p.           175 b.p.      75 b.p.
           but less than 3.0 to 1.0
     Less than 2.5 to 1.0                             75 b.p.         0 b.p.           175 b.p.      75 b.p.
    ------------------------------------------------------------------------------------------------------------

                  (d) by deleting therefrom the existing definition of "Fixed Charge Coverage Ratio" and by substituting therefor the following:

                  "Fixed Charge Coverage Ratio" means the ratio of (i) EBITDA of the Company and its Subsidiaries for the most recently completed period of four consecutive fiscal quarters, minus Capital Expenditures paid by the Company and its Subsidiaries during such period (other than, subsequent to the date of the Sale (as defined in the Third Amendment to this Agreement) but prior to December 31, 2001, Capital Expenditures in an amount not to exceed the Excess Net Proceeds (as defined in the Third Amendment to this Agreement)), plus Net Proceeds of asset sales received during such period to the extent not included in the calculation of EBITDA for such period to (ii) Fixed Charges of the Company and its Subsidiaries for such period.

                               SECTION II. CONSENT

                  2.1 Consent. Anything in subsection 14.6 of the Credit Agreement to the contrary notwithstanding, the Lenders hereby consent to the sale on or before September 30, 2000 by the Company of its Engineered Products Division (the "Division") for consideration which shall include a cash portion in an amount not less than $150 million of Net Proceeds (the "Sale"); provided that, anything in subsection 10.5 of the Credit Agreement to the contrary notwithstanding, (i) on the date of the completion of the Sale, the Borrower applies the first $150 million of the cash Net Proceeds thereof to prepay the Tranche A Loans and the Tranche B Loans ratably according to the respective aggregate then outstanding principal amounts thereof, (ii) with respect to any amount of such Net Proceeds that is in excess of $150 million (the "Excess Net Proceeds"), (x) such Excess Net Proceeds shall be available to the Company for general corporate purposes, including Capital Expenditures and, notwithstanding the provisions of subsection 14.14 of the Credit Agreement, the prepayment, repurchase or retirement of Permitted Subordinated Indebtedness, (y) no other prepayment or Commitment reduction under the Credit Agreement shall be required as a result of the receipt of the Excess Net Proceeds and (z) with respect to subsection 10.5(g)(x), such Excess Net Proceeds shall not be considered as part of the first $25,000,000 of Net Proceeds derived from any Net Proceeds Event and
(iii) for purposes of calculating compliance with the financial covenants contained in subsection 14.1, for any period in which the Sale is completed, the Sale and the repayment of any Indebtedness in connection therewith shall be deemed to have been completed on the first day of such period.

                  2.2 Release. The Lenders and the Borrowers hereby acknowledge and agree that, notwithstanding anything to the contrary contained in the Credit Documents, all of the assets of the Division sold in connection with the Sale shall, effective simultaneously with the closing of the Sale in accordance with
Section 2.1 of this Amendment, be released from the Liens granted pursuant to the Credit Documents. Each Lender authorizes and instructs each of the Administrative Agent and the Documentation Agent to take, and the Administrative Agent and Documentation Agent shall take, such action as the Company may reasonably request to evidence such release.

                  2.3 Consent. Anything in subsection 14.6 of the Credit Agreement to the contrary notwithstanding, the Lenders hereby consent to the sale, transfer or other disposition of all or substantially all of the Capital Stock or assets of CS Interglas AG for fair market value; provided that the Net Proceeds from such sale, transfer or other disposition are applied in accordance with the provisions of subsection 10.5(g) of the Credit Agreement.

                         SECTION III. INITIAL AMENDMENTS

                  3.1  Financial  Covenant  Amendments.   The  Lenders  and  the
Borrowers hereby agree that on the Effective Date (as defined below)  subsection
14.1 of the Credit Agreement shall be amended to read as follows:

                  "14.1  Financial Condition Covenants .

                  (a) Minimum Interest Coverage Ratio. Permit the Interest Coverage Ratio of the Company and its Subsidiaries on the last day of any fiscal quarter of the Company occurring during a period set forth below to be less than the ratio set forth opposite such period:

                  ----------------------------------------------------------------------------
                                        Period                                   Ratio
                  ----------------------------------------------------     -------------------

                           January 1, 2000 - March 31, 2000                   1.80 to 1.0
                             April 1, 2000 - June 30, 2000                    1.80 to 1.0
                           July 1, 2000 - September 30, 2000                  1.80 to 1.0
                          October 1, 2000 - December 31, 2000                 1.85 to 1.0
                             January 1, 2001 - thereafter                     2.50 to 1.0
                  ----------------------------------------------------------------------------

                  (b) Maximum Leverage Ratio. Permit the Leverage Ratio of the Company and its Subsidiaries on the last day of any fiscal quarter of the Company occurring during a period set forth below to be greater than the ratio set forth opposite such period:

                  ----------------------------------------------------------------------------
                                        Period                                   Ratio
                  ----------------------------------------------------    --------------------
                           January 1, 2000 - March 31, 2000                   6.15 to 1.0
                           April 1, 2000 - June 30, 2000                      6.15 to 1.0
                           July 1, 2000 - September 30, 2000                  6.15 to 1.0
                           October 1, 2000 - December 31, 2000                5.75 to 1.0
                           January 1, 2001 - March 31, 2001                   5.00 to 1.0
                           April 1, 2001 - June 30, 2001                      4.75 to 1.0
                           July 1, 2001 - thereafter                          4.50 to 1.0
                  ----------------------------------------------------------------------------

                  (c) Minimum Fixed Charge Coverage Ratio. Permit the Fixed Charge Coverage Ratio of the Company and its Subsidiaries on the last day of any fiscal quarter of the Company occurring during a period set forth below to be less than the ratio set forth opposite such period:

                  ----------------------------------------------------------------------------
                                         Period                                  Ratio
                  -----------------------------------------------------    -------------------
                            January 1, 2000 - March 31, 2000                  1.00 to 1.0
                            April 1, 2000 - June 30, 2000                     1.00 to 1.0
                            July 1, 2000 - September 30, 2000                 1.00 to 1.0
                            October 1, 2000 - December 31, 2000               1.00 to 1.0
                            January 1, 2001 - thereafter                      1.20 to 1.0
                  ----------------------------------------------------------------------------

                  (d) Maximum Senior Debt Leverage Ratio. Permit the Senior Debt Leverage Ratio of the Company and its Subsidiaries on the last day of any fiscal quarter of the Company occurring during a period set forth below to be greater than the ratio set forth opposite such period:

                  ----------------------------------------------------------------------------
                                        Period                                   Ratio
                  ----------------------------------------------------     -------------------

                           January 1, 2000 - March 31, 2000                   3.10 to 1.0
                           April 1, 2000 - June 30, 2000                      3.10 to 1.0
                           July 1, 2000 - September 30, 2000                  3.00 to 1.0
                           October 1, 2000 - December 31, 2000                2.75 to 1.0
                           January 1, 2001 - June 30, 2001                    2.50 to 1.0
                           July 1, 2001 - thereafter                          2.25 to 1.0
                  ----------------------------------------------------------------------------

                  3.2 Amendment to Section 13: Section 13 of the Credit Agreement is hereby amended by inserting the following new subsection 13.10:

                  13.10 Real Property Mortgage. If by September 30, 2000 the Company shall not have completed the sale of its Engineered Products Division for cash in an amount not less than $150 million and satisfied the other requirements of Section 2.1 of the Third Amendment to the Credit Agreement, as soon as practicable after September 30, 2000, (a) execute and deliver a first priority mortgage (other than with respect to Liens permitted by subsection 14.3 of this Agreement) to secure the Obligations in form and substance satisfactory to the Documentation Agent in favor of the Documentation Agent, for the benefit of the Lenders, covering each parcel of real property then owned in fee by the Company or its Subsidiary Guarantors, which are Domestic Subsidiaries, having a fair market value in excess of $1,000,000, (b) provide the Lenders with title reports covering such interest in real property, in form and substance reasonably satisfactory to the Documentation Agent,
         (c) use reasonable best efforts to obtain any consents or estoppels reasonably deemed necessary or advisable by the Documentation Agent in connection with such mortgage or deed of trust, in form and substance reasonably satisfactory to the Documentation Agent and (d) if requested by the Documentation Agent, deliver to the Documentation Agent legal opinions relating to the matters described above, which opinions shall be in form and substance, and from counsel, reasonably satisfactory to the Documentation Agent. The real property mortgages referred to in this subsection 13.10 shall secure the Obligations; provided that, if a tax shall be imposed on the recording of a mortgage referred to in this subsection, any such mortgage shall be limited to an amount equal to 100% of the fair market value of the applicable property."

                  3.3 Commitment Reductions. The Lenders and the Borrowers hereby agree that on the Effective Date (i) the Aggregate European Loan Commitment in effect on the Effective Date shall be reduced, in accordance with subsection 10.11(a) of the Credit Agreement, by $15,000,000, (ii) the Aggregate Revolving Credit Commitment in effect on the Effective Date shall be reduced, in accordance with subsection 10.11(a) of the Credit Agreement, by $110,000,000 and
(iii) the Borrowers will comply with the requirements of subsection 10.5 of the Credit Agreement in connection therewith.

                       SECTION IV. CONDITIONAL AMENDMENTS

                  The Lenders and the Borrowers hereby agree that, if the sale of the Division as specified in Section 2.1 of this Amendment shall have occurred after the date hereof but on or before September 30, 2000, subsection
14.1 of the Credit Agreement shall be further amended, effective simultaneously with the closing of the sale of the Division, to read as follows:

                  "14.1  Financial Condition Covenants .

                  (a) Minimum Interest Coverage Ratio. Permit the Interest Coverage Ratio of the Company and its Subsidiaries on the last day of any fiscal quarter of the Company occurring during a period set forth below to be less than the ratio set forth opposite such period:

                  ----------------------------------------------------------------------------
                                        Period                                   Ratio
                  ----------------------------------------------------     -------------------
                           January 1, 2000 - March 31, 2000                   1.85 to 1.0
                           April 1, 2000 - June 30, 2000                      1.85 to 1.0
                           July 1, 2000 - September 30, 2000                  1.85 to 1.0
                           October 1, 2000 - December 31, 2000                1.85 to 1.0
                           January 1, 2001 - March 31, 2001                   2.00 to 1.0
                           April 1, 2001 - June 30, 2001                      2.00 to 1.0
                           July 1, 2001 - September 30, 2001                  2.25 to 1.0
                           October 1, 2001 - December 31, 2001                2.25 to 1.0
                           January 1, 2002 - thereafter                       2.50 to 1.0
                  ----------------------------------------------------------------------------

                  (b) Maximum Leverage Ratio. Permit the Leverage Ratio of the Company and its Subsidiaries on the last day of any fiscal quarter of the Company occurring during a period set forth below to be greater than the ratio set forth opposite such period:

                  ----------------------------------------------------------------------------
                                         Period                                  Ratio
                  -----------------------------------------------------    -------------------
                            January 1, 2000 - March 31, 2000                  6.15 to 1.0
                            April 1, 2000 - June 30, 2000                     6.15 to 1.0
                            July 1, 2000 - September 30, 2000                 6.00 to 1.0
                            October 1, 2000 - December 31, 2000               5.75 to 1.0
                            January 1, 2001 - March 31, 2001                  5.50 to 1.0
                            April 1, 2001 - June 30, 2001                     5.25 to 1.0
                            July 1, 2001 - September 30, 2001                 5.00 to 1.0
                            October 1, 2001 - December 31, 2001               4.75 to 1.0
                            January 1, 2002 - thereafter                      4.50 to 1.0
                  ----------------------------------------------------------------------------

                  (c) Minimum Fixed Charge Coverage Ratio. Permit the Fixed Charge Coverage Ratio of the Company and its Subsidiaries on the last day of any fiscal quarter of the Company occurring during a period set forth below to be less than the ratio set forth opposite such period:

                  ----------------------------------------------------------------------------
                                         Period                                  Ratio
                  -----------------------------------------------------    -------------------
                            January 1, 2000 - March 31, 2000                  1.00 to 1.0
                            April 1, 2000 - June 30, 2000                     1.00 to 1.0
                            July 1, 2000 - September 30, 2000                 1.00 to 1.0
                            October 1, 2000 - December 31, 2000               1.00 to 1.0
                            January 1, 2001 - March 31, 2001                  1.15 to 1.0
                            April 1, 2001 - June 30, 2001                     1.15 to 1.0
                            July 1, 2001 - September 30, 2001                 1.15 to 1.0
                            October 1, 2001 - December 31, 2001               1.15 to 1.0
                            January 1, 2002 - thereafter                      1.20 to 1.0
                  ----------------------------------------------------------------------------

                  (d) Maximum Senior Debt Leverage Ratio. Permit the Senior Debt Leverage Ratio of the Company and its Subsidiaries on the last day of any fiscal quarter of the Company occurring during a period set forth below to be greater than the ratio set forth opposite such period:


                  ---------------------------------------------------------------------------
                                        Period                                  Ratio
                  ----------------------------------------------------    -------------------
                           January 1, 2000 - March 31, 2000                  2.75 to 1.0
                           April 1, 2000 - June 30, 2000                     2.75 to 1.0
                           July 1, 2000 - September 30, 2000                 2.75 to 1.0
                           October 1, 2000 - December 31, 2000               2.50 to 1.0
                           January 1, 2001 - March 31, 2001                  2.25 to 1.0
                           April 1, 2001 - June 30, 2001                     2.25 to 1.0
                           July 1, 2001 - September 30, 2001                 2.25 to 1.0
                           October 1, 2001 - December 31, 2001               2.25 to 1.0
                           January 1, 2002 - thereafter                      2.00 to 1.0
                  ---------------------------------------------------------------------------

                            SECTION V. MISCELLANEOUS

                  5.1 Conditions to Effectiveness of Amendment. This Amendment shall become effective (as of the date first set forth) above on the date (the "Effective Date") upon:

               (a) the Administrative Agent having received counterparts hereof, duly executed and delivered by each Borrower, the Documentation Agent, the Administrative Agent, each Subsidiary Guarantor and the Majority Lenders;

               (b) the Company having paid to the Administrative Agent the Amendment Fee specified in subsection 5.2 of this Amendment;

               (c) the Documentation Agent having received counterparts of the Amended and Restated Collateral Agreement, duly executed and delivered by the Company and each Subsidiary Guarantor, in a form reasonably satisfactory to the Administrative Agent and the Company;

               (d) the  Documentation  Agent  having  received  the results of a recent lien search in each of the  jurisdictions  where  Collateral of the Company or its Subsidiary Guarantors, which are Domestic Subsidiaries, is located, and such search having revealed no liens on any of the Collateral of the Company or such Subsidiary Guarantors except for liens permitted by subsection 14.3 of the Credit Agreement or discharged on or prior to the Effective Date pursuant to documentation satisfactory to the Documentation Agent; and

               (e) each document (including any Uniform Commercial Code financing statement) required by the Security Documents or under law or reasonably requested by the Documentation Agent to be filed, registered or recorded in order to create in favor of the Documentation Agent, for the benefit of the Lenders, a perfected Lien on the Collateral described therein, prior and superior in right to any other Person (other than with respect to Liens expressly permitted by subsection 14.3 of the Credit Agreement) shall be in proper form for filing, registration or recordation.

                  5.2 Amendment Fee. The Company shall pay to the Administrative Agent, for the account of each Lender executing this Amendment on or before March 7, 2000, an amendment fee (the "Amendment Fee") equal to 12.5 b.p. of each such Lender's applicable (i) Commitment, in the case of Revolving Credit Commitment, European Loan Commitment or European Overdraft Commitment and (ii) outstanding Loans, in the case of Tranche A Loans and Tranche B Loans. Such Amendment Fee shall be calculated immediately prior to the effectiveness of this Amendment and shall be payable on the Effective Date.

                  5.3  Representations  and Warranties.  The Company,  as of the
date hereof and after giving effect to the amendments and consent contained herein, hereby confirms, reaffirms and restates the representations and warranties made by it and each Foreign Borrower in Section 11 of the Credit Agreement and otherwise in the Credit Documents to which it is a party; provided that each reference to the Credit Agreement therein shall be deemed to be a reference to the Credit Agreement after giving effect to this Amendment.

                  5.4 Limited Effect. The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Credit Documents, nor constitute a waiver or amendment of any provisions of any of the Credit Documents. Except as expressly modified herein, all of the provisions and covenants of the Credit Agreement and the other Credit Documents are and shall continue to remain in full force and effect in accordance with the terms thereof and are hereby in all respects ratified and confirmed.

                  5.5 Counterparts. This Amendment may be executed by one or more of the parties hereto in any number of separate counterparts (which may include counterparts delivered by facsimile transmission) and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Any executed counterpart delivered by facsimile transmission shall be effective as for all purposes hereof.

                  5.6 GOVERNING LAW . THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

                  IN WITNESS WHEREOF, the parties hereto have caused this Third Amendment to be duly executed and delivered by their respective proper and duly authorized officers as of the day and year first above written.

HEXCEL CORPORATION
HEXCEL (U.K.) LIMITED
HEXCEL COMPOSITES LIMITED
HEXCEL S.A. (France)
HEXCEL FABRICS S.A.
HEXCEL COMPOSITES S.A. (Belgium)
HEXCEL COMPOSITES S.A. (France)
HEXCEL COMPOSITES GMBH (Austria)
HEXCEL COMPOSITES S.A. (Spain)
HEXCEL COMPOSITES GMBH  (Germany)


By:
      Title:


CREDIT SUISSE FIRST BOSTON, as Administrative Agent and Arranger


By:
      Title:

By:
      Title:


CITIBANK, N.A., as Documentation Agent and as a Lender


By:
      Title:
CREDIT SUISSE FIRST BOSTON, as a Lender


By:
      Title:

By:
      Title:


AERIES FINANCE II LTD.

     By: INVESCO Senior Secured Management, Inc., as Sub-Managing Agent


By:
      Title:


AMARA 2 FINANCE, LTD.

     By: INVESCO Senior Secured Managment, Inc., as Sub-Adviser


By:
      Title:


ARCHIMEDES FUNDING II, Ltd.

     By: ING CAPITAL ADVISORS LLC, as Collateral Manager

By:
      Title:

BALANCED HIGH-YIELD FUND I LTD.

     By: BHF (USA) CAPITAL CORPORATION, as attorney-in-fact


By:
      Title:

By:
      Title:


THE BANK OF NEW YORK


By:
      Title:


BANK ONE, NA

By:
      Title:


BANQUE NATIONALE DE PARIS


By:
      Title:

By:
      Title:


BANQUE WORMS CAPITAL CORPORATION


By:
      Title:

By:
      Title:


BATTERSON PARK CBO 1

     By: GENERAL RE - NEW ENGLAND ASSET  MANAGEMENT, INC., as Collateral Manager


By:
      Title:


CAPTIVA FINANCE LTD.


By:
      Title:


CAPTIVA II FINANCE LTD


By:
      Title:


CERES FINANCE LTD.

     By: INVESCO Senior Secured Management, Inc., as Sub-Managing Agent


By:
      Title


THE CHASE MANHATTAN BANK


By:
      Title:


CHAIO TUNG BANK CO., NEW YORK AGENCY


By:
      Title:


CREDIT AGRICOLE INDOSUEZ


By:
      Title:

By:
      Title:


CREDIT LYONNAIS NEW YORK BRANCH


By:
      Title:


CYPRESSTREE  SENIOR FLOATING RATE FUND

     By: CYPRESSTREE INVESTMENT MANAGEMENT COMPANY, INC., as Portfolio Manager


By:
      Title:


CYPRESSTREE INVESTMENT FUND, LLC

     By: CYPRESSTREE INVESTMENT MANAGEMENT COMPANY, INC., its Managing Member

By:
      Title:


CYPRESSTREE  INVESTMENT
PARTNERS I, LTD.

     By: CYPRESSTREE INVESTMENT MANAGEMENT COMPANY, INC., as Portfolio Manager


By:
      Title:


CYPRESSTREE INSTITUTIONAL FUND, LLC

     By: CYPRESSTREE INVESTMENT MANAGEMENT COMPANY, INC., its Managing Member


By:
      Title:


DEUTSCHE BANK AG NEW YORK BRANCH AND/OR CAYMAN ISLANDS BRANCH


By:
      Title:

By:
      Title:


ERSTE BANK


By:
      Title:

By:
      Title:


FIRST UNION NATIONAL BANK


By:
      Title:


GALAXY CLO 1999-1, LTD.


By:
      Title:


GENERAL ELECTRIC CAPITAL CORPORATION


By:
      Title:


THE INDUSTRIAL BANK OF JAPAN, LIMITED, NEW YORK BRANCH


By:
      Title:


KEYBANK NATIONAL ASSOCIATION


By:
      Title:



KZH CYPRESSTREE-1 LLC

By:
      Title:


KZH ING-2 LLC


By:
      Title:


KZH ING-3 LLC


By:
      Title:


KZH SHOSHONE LLC


By:
      Title:


KZH WATERSIDE LLC


By:
      Title:


MERITA BANK Plc


By:
      Title:

By:
      Title:


METROPOLITAN LIFE INSURANCE COMPANY


By:
      Title:


MORGAN GUARANTY TRUST COMPANY OF NEW YORK


By:
      Title:


NORTH AMERICAN SENIOR FLOATING RATE FUND

     By: CYPRESSTREE INVESTMENT MANAGEMENT COMPANY, INC., as Portfolio Manager


By:
      Title:


OXFORD STRATEGIC INCOME FUND

     By: EATON VANCE MANAGEMENT, as Investment Advisor


By:
      Title:


SENIOR DEBT PORTFOLIO

     By: BOSTON MANAGEMENT AND RESEARCH, as Investment Advisor


By:
      Title:


SOCIETE GENERALE


By:
      Title:


STRATA FUNDING, LTD.

     By: INVESCO Senior Secured Management, Inc., as Sub-Managing Agent

By:
      Title:


UNION BANK OF CALIFORNIA, N.A.


By:
      Title:


VAN KAMPEN SENIOR FLOATING RATE FUND

     By: VAN KAMPAN INVESTMENT              ADVISORY CORP.


By:
      Title:


WACHOVIA BANK, N.A.


By:
         Title

         The undersigned Subsidiary Guarantors do hereby consent and agree to the execution and delivery of this Amendment:








HEXCEL INTERNATIONAL
HEXCEL OMEGA CORPORATION
HEXCEL BETA CORP.
CLARK-SCHWEBEL HOLDING CORP.
CLARK-SCHWEBEL CORPORATION
CS TECH-FAB HOLDING, INC.


By:
Title: